Exhibit 10.03

TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

October 15, 2013

VIA EMAIL

Bruce Daugherty

509 Madison Avenue, Suite 306

New York, New York 10022

Re:	Amendment to Employment Agreement

Dear Mr. Daugherty:

This letter shall serve as an amendment to the employment agreement dated April 1, 2012 by and between Tonix Pharmaceuticals Holding Corp. and Bruce Daugherty (the “Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement. Section 4(a) of the Agreement is hereby amended and replaced in its entirety with the following:

“From October 15, 2013 to the date on which the Company consummates the sale of at least Twenty Million Dollars ($20,000,000) in additional equity securities (the “Financing”) the Executive’s base salary shall be one hundred ninety thousand dollars ($190,000) per annum.”

The foregoing amendment shall be effective as of October 15, 2013.

TONIX PHARMACEUTICALS HOLDING CORP.

/s/ SETH LEDERMAN

By:    Seth Lederman

Title:    Chief Executive Officer

Accepted to and agreed this

15th day of October, 2013:

/s/ BRUCE DAUGHERTY

Bruce Daugherty